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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          Date of Report: May 28, 1999


                       Shampan, Lamport Holdings Limited
                       ---------------------------------
             (Exact Name of Registrant as specified in its charter)


     Washington                   333-07727                    98-0138706
(State of Incorporation)   (Commission File Number)     (IRS Identification No.)


               1260-609 Granville Street, Vancouver B.C. V7Y 1G5
              ---------------------------------------------------
              (Address of Principal Executive Office Postal Code)


                                 (604) 687-0888
                                 --------------
              (Registrant's telephone number including area code)













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Item 5. Other Events

At the request of the Company, the Company's shares of common stock (the "Shares") ceased to trade on the Vancouver Stock Exchange (symbol: SLL.U) effective at the close of business on May 28, 1999. The Shares shall continue to trade on the OTC Bulletin Board in the United States (symbol: SLHX).


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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SHAMPAN, LAMPORT HOLDINGS LIMITED



Date:  May 28, 1999                      By:   /s/ William D. McCartney
                                             ----------------------------
                                                   William D. McCartney
                                                   Director